SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2018

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
As reported in Item 5.07 (below), and incorporated into this Item 5.02 by reference, our stockholders overwhelmingly elected Kedrick D. Adkins, Jr. to our Board, and also overwhelmingly re-elected
M. James Gorrie, Ziad R. Haydar, M.D., Frank A. Spinosa, D.P.M., and Thomas A. S. Wilson, Jr., M.D. to our Board of Directors during the Annual Meeting of Stockholders on May 23, 2018.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting of Stockholders of ProAssurance Corporation, held on May 23, 2018, our stockholders voted on four proposals with the following outcomes:

(a)
Kedrick D. Adkins, Jr. was elected to the Board for a term ending at the Annual Meeting of Shareholders in 2019 at which time he will be eligible for election for a full three-year term. M. James Gorrie, Ziad R. Haydar, M.D., Frank A. Spinosa, D.P.M., and Thomas A. S. Wilson, Jr., M.D. were re-elected to the Board and each will serve a three-year term ending at the Annual Meeting of Shareholders in 2021 and until their successors are elected and qualified. Voting was as follows:

	For	Withheld
Kedrick D. Adkins, Jr.	43,210,255	204,505
M. James Gorrie	42,299,414	1,115,346
Ziad R. Haydar, M.D.	42,773,862	640,898
Frank A. Spinosa, D.P.M.	43,177,312	237,448
Thomas A. S. Wilson, Jr., M.D.	43,176,776	237,984

(b)	The selection of Ernst & Young, LLP as our independent auditing firm for the fiscal year-ending December 31, 2018 was ratified by the following vote:

For	Against	Abstain
48,244,521	466,721	59,863
(c) The 2017 compensation of our named executive officers was approved, on an advisory basis, by the following vote:

For	Against	Abstain
42,334,186	894,667	185,907
There were a total of 5,356,345 broker non-votes on matters (a) and (c).

Item 7.01	REGULATION FD DISCLOSURE
At its meeting on May 23, 2018, our Board of Directors elected Thomas A. S. Wilson, Jr., M.D. to serve as Lead Director.
On May 23, 2018, we issued news releases reporting the result of our shareholder meeting as described in Items 5.02 and 5.07 and the declaration of a regular quarterly dividend as described in Item 8.01. We have included these releases in this Current Report on Form 8K as exhibits 99.1 and 99.2.

Item 8.01	OTHER EVENTS

Election of Lead Director
On May 23, 2018, Thomas A. S. Wilson, Jr., M.D. was elected by a unanimous vote of the non-employee, independent directors of ProAssurance to serve as our Lead Director, effective immediately.
Declaration of Dividend
On May 23, 2018, our Board of Directors declared a quarterly dividend of $0.31 per common share. The record date for the dividend is June 22, 2018 and the payment date is July 10, 2018. Our Board of Directors anticipates a total annual dividend of $1.24 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends will be subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
    99.1 Our news release, dated May 23, 2018, announcing the declaration of a quarterly cash dividend by our Board at their meeting on May 23, 2018.
    99.2 Our news release, dated May 23, 2018 announcing the results of voting at the 2018 Annual Meeting of Stockholders.
We are furnishing Exhibits 99.1 & 99.2 to this Current Report on Form 8-K in support of Items 7.01 and 8.01. These exhibits shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 23, 2018

PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President

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